Fourth Quarter 2014 Conference Call January 27, 2015 E. Scott Santi, President & CEO Michael M. Larsen, Senior Vice President & CFO Aaron H. Hoffman, Vice President, Investor Relations

Forward Looking Statements Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected impact and timing of strategic initiatives and related benefits, future financial performance, operating performance, growth in free operating cash flow, organic and total revenue growth, operating margin growth, growth in diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, timing and amount of share repurchases, end market economic conditions, and the Company’s related 2015 guidance. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-Q for the second quarter of 2014. Non-GAAP Measures The Company uses certain non-GAAP measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures are detailed in ITW’s press release for the fourth quarter of 2014, which is available at www.itw.com, together with this presentation. 2

2014 Highlights ● 2014 results driven by solid execution on enterprise strategy – $4.67 EPS +29%, 19.9% Operating Margin +210 bps, 18.9% ROIC* +260 bps ● Returned $5 billion to shareholders through share repurchases and dividends ● Significant progress on Portfolio Management, Business Structure Simplification, and Sourcing ● Increased focus on organic growth beginning in 2015 ● Well positioned to deliver continued progress toward our 2017 enterprise performance goals: – Operating Margin ~23% – ROIC 20%+ – Organic Growth 200 bps above global GDP 3 Solid progress as we enter year 3 of a 5 year plan to position ITW for solid growth with world class margins and returns on a sustainable basis * See ITW’s fourth quarter 2014 press release for the reconciliation from GAAP to non-GAAP measurements.

$3.5B $3.6B Q4’13 Q4’14 Total Revenue $1.18 $0.92 EPS Operating Margin EPS +28% Q4 2014 Financial Summary Strong financial results and positive momentum going into 2015 19.6% 17.7% +190 bps ROIC* 18.6% 16.4% +220 bps * See ITW’s fourth quarter 2014 press release for the reconciliation from GAAP to non-GAAP measurements. Q4 2014 Actuals ● Enterprise initiatives contribute 120 bps of margin expansion ● Organic revenue up 2.3% … -1 percentage point drag from ongoing product line simplification ● Total revenue down 1.4% … -3.5% impact from foreign currency translation ● 124% Free Operating Cash Flow conversion* ● Repurchased ~$800 million shares 4 Highlights

3% 1% 2% 2% 2% North America Inter- national South America Asia Pacific EMEA Q4 2014 Organic Revenue Growth Organic revenue growth across all major geographies Organic revenue +2.3% Growth by Geography ● North America up 3% – Welding +10%, Food Equipment +5%, Automotive OEM +4% ● International up 2% – Europe up 1% • Automotive OEM +12% and Food Equipment +5% – Asia Pacific up 2% • China +4%: Automotive OEM +10%, Food Equipment +10% and Test & Measurement and Electronics +10% 5 Highlights

Q4 Enterprise Initiatives +120 bps Volume +60 Price/Cost +5 Other +5 Margin Expansion +190 bps Operating Margin Q4‘14 19.6% Q4‘13 17.7% Key Drivers OM% V bps Automotive OEM 22.3% +190 T&M and Electronics 15.1 (60) Food Equipment 21.7 +220 Polymers & Fluids 17.5 +150 Welding 25.4 +230 Construction Products 15.7 +190 Specialty Products 19.0 +110 Q4 2014 Operating Margin 120 basis points of margin improvement from enterprise initiatives 6

$14.5B $14.1B 2013 2014 Total Revenue $4.67 $3.63 EPS Operating Margin EPS +29% 2014 Financial Summary Strong progress in year 2 of ITW’s 5-year Enterprise Strategy 19.9% 17.8% +210 bps ROIC* 18.9% 16.3% +260 bps * See ITW’s fourth quarter 2014 press release for the reconciliation from GAAP to non-GAAP measurements. 7 2014 Actuals Highlights ● Record operating margin of 19.9% … enterprise initiatives contribute 120 bps ● Organic revenue up 2.6% … -1 percentage point drag from ongoing product line simplification … total revenue up 2.5% ● 110% Free Operating Cash Flow conversion* ● Returned $5 billion to shareholders – $4.3B share repurchases – $0.7B dividends

# 2014 Segment Results

*($'s in millions)*

## Full Year 2014 Actuals

| | Organic Revenue Growth | Operating Margin | |
|---|---|---|---|
| | | OM% | V bps |
| Automotive OEM | +9% | 23.2% | +270 |
| T&M and Electronics | +2 | 15.4 | +60 |
| Food Equipment | +5 | 20.8 | +200 |
| Polymers & Fluids | (1) | 18.5 | +170 |
| Welding | +1 | 25.9 | +60 |
| Construction Products | +2 | 17.0 | +310 |
| Specialty Products | - | 21.4 | +110 |
| **Total Company** | **+2.6%*** | **19.9%** | **+210** |

*Product Line Simplification reduced organic revenue growth by ~1 percentage point.

## Automotive OEM



Organic +7%
Total +3%
$604
$620
Q4'13
Q4'14
Total Revenue



+190 bps
20.4%
22.3%
Q4'13
Q4'14
Operating Margin

**Highlights**

- Organic revenue growth of 7% outperforming auto builds of 1% due to ongoing innovation efforts and product penetration
- Organic revenue growth vs. geographic auto builds:
  - Europe +12% vs. +0%
  - N.A. +4% vs. +4%
  - China +10% vs. +6%

8

# Q4 2014 Segment Results

*($'s in millions)*

## Test & Measurement and Electronics

**Organic -1%**
Total -3%


$559
$541
Q4'13
Q4'14

**Total Revenue**

**-60 bps**


15.7%
15.1%
Q4'13
Q4'14

**Operating Margin**

**Highlights**

- Test & Measurement organic revenue down 4% due to challenging year-over-year comparisons
  - Continued positive momentum at Instron
- Total Electronics organic revenue up 5%
  - +11% growth in electronic assembly combined with modest organic growth in other electronics

## Food Equipment

**Organic +5%**
Total +1%


$547
$554
Q4'13
Q4'14

**Total Revenue**

**+220 bps**


19.5%
21.7%
Q4'13
Q4'14

**Operating Margin**

**Highlights**

- Organic revenue growth up 5% driven by continued strength in warewash and refrigeration
- North America: +5%
  - Equipment: +6%
  - Service: +3%
- International: +5%
  - Equipment: +6%
  - Service: +2%

9

# Q4 2014 Segment Results

*($'s in millions)*

## Polymers & Fluids

Organic +1%
Total -4%


$472
$452
Q4'13
Q4'14

**Total Revenue**

+150 bps


16.0%
17.5%
Q4'13
Q4'14

**Operating Margin**

**Highlights**

- Organic revenue growth of +1% driven by Auto Aftermarket, partially offset by impact of ongoing product line simplification
- Auto Aftermarket organic revenue +2%
- Polymers organic revenue ~Flat
- Fluids & Hygiene organic revenue -2%

## Welding

Organic +4%
Total +2%


$447
$458
Q4'13
Q4'14

**Total Revenue**

+230 bps


23.1%
25.4%
Q4'13
Q4'14

**Operating Margin**

**Highlights**

- Organic revenue +4% driven by North America
- North America +10% due to continued strength in equipment sales to industrial and commercial customers
- International -10% driven by challenging comparisons and ongoing product line simplification

10

Highlights ● Organic revenue growth of 2% ● North America +8% … growth in renovation and commercial offset by decline in residential ● Asia Pacific +1% ... year-end destocking in Australia ● Europe down 4% due to product line simplification … partially offset by continued strength in United Kingdom Highlights ● Consumer Packaging organic revenue down 5% on challenging year-over-year comparisons ● Appliance up 2% ● Ground Support Equipment up 9% $402 $422 13.8% 15.7% Organic +2% Total -5% +190 bps Construction Products $482 $510 17.9% 19.0% Organic -3% Total -5% +110 bps Specialty Products Total Revenue Operating Margin Total Revenue Operating Margin Q4‘13 Q4‘13 Q4‘14 Q4‘14 Q4‘14 Q4’14 Q4‘13 Q4‘13 Q4 2014 Segment Results 11 ($’s in millions)

2015 Financial Guidance ● ~20% operating margin; enterprise initiatives contribute ~100 bps ● Foreign currency headwinds impact EPS by ~$0.07 versus prior year ● $500+ million share repurchase Q1 2015 Guidance $3.6B Total Revenue $1.13 - $1.21 $1.01 EPS EPS +16% at mid-point Q1’15F Q1’14 Organic +2 - 3% Total -2 to -3% 2015 Guidance EPS +12% at mid-point EPS $4.67 $14.5B 2014 2015F $5.15 - $5.35 Total Revenue Organic +2.5 - 3.5% Total -1 to -2% 12 Well positioned to deliver strong progress toward our goals in 2015 ● ~21% operating margin; enterprise initiatives contribute ~100 bps ● Foreign currency headwinds impact EPS by ~$0.25 versus prior year ● Strong cash flows with FCF conversion > 100% ● ~$1.5 billion share repurchase

Questions

Appendix

Total Revenue Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Organic 7.3% (0.5)% 4.7% 0.7% 4.2% 1.6% (2.6)% Divestitures (0.4) - - - - (1.3) - Translation (4.2) (2.8) (3.3) (4.9) (1.9) (5.0) (2.8) Total Revenue 2.7% (3.3)% 1.4% (4.2)% 2.3% (4.7)% (5.4)% Change in Operating Margin Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Operating Leverage 120 bps (20) bps 110 bps 20 bps 70 bps 50 bps (60) bps Changes in Variable Margin & OH Costs (10) 30 90 70 140 190 180 Total Organic 110 bps 10 bps 200 bps 90 bps 210 bps 240 bps 120 bps Divestitures 10 - - - - 10 - Restructuring 80 (70) 20 70 10 (40) 10 Translation (10) - - (10) 10 (20) (20) Total Operating Margin Change 190 bps (60) bps 220 bps 150 bps 230 bps 190 bps 110 bps Total Operating Margin % 22.3% 15.1% 21.7% 17.5% 25.4% 15.7% 19.0% Additional Segment Detail Q4 2014 vs. Q4 2013 Favorable / (Unfavorable) 15